SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 26, 2006

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 26, 2006, Commonwealth Biotechnologies, Inc. issued a press release announcing that it had entered into a non-binding letter of intent to acquire the outstanding capital stock of Mimotopes Pty Ltd (“Mimotopes”), a wholly owned subsidiary of PharmAust Ltd, an Australian Stock Exchange listed company. Mimotopes provides specialized pre-clinical peptide synthesis and development services to the healthcare and pharmaceutical products industries. The transaction contemplated is subject to various conditions precedent, and there can be no guaranty that the transaction will be completed. A copy of the press release is attached as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

99.1	Press release, dated July 26, 2006, relating to the execution of a non-binding term sheet for the acquisition of Mimotopes Pty Ltd (1)

99.2	Non-binding term sheet for the acquisition of Mimotopes Pty Ltd (2)

(1)	Previously filed.
(2)	Filed herewith.

2

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Robert B. Harris, Ph.D.
Robert B. Harris, Ph.D.
President and Chief Executive Officer

Dated: July 31, 2006

3

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated July 26, 2006, relating to the execution of a non-binding term sheet for the acquisition of Mimotopes Pty Ltd (1)

99.2	Non-binding term sheet relating to the acquisition of Mimotopes Pty Ltd (2)

(1)	Previously filed.
(2)	Filed herewith.

4